UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 4, 2006

1-800 CONTACTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

66 E. Wadsworth Park Drive, Draper, Utah	84020
(Address of principal executive offices)	(Zip Code)

(801) 316-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement.

The disclosure set forth in Item 2.03 of this report is incorporated by reference to this Item 1.01.

ITEM 2.03                                       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 4, 2006, 1-800 CONTACTS, INC. (“the Company”) and Zions First National Bank executed a Replacement Promissory Note and a Third Loan Modification Agreement, collectively referred to herein as the “Loan Modification Documents.”  The Loan Modification Documents modify (i) the Promissory Note dated February 27, 2004 in the original principal amount of $28,000,000, and increased by the Second Loan Modification Agreement dated December 30, 2005 to the commitment amount of $40,000,000 (collectively, the “Note”); and (ii) the Restated Loan Agreement dated February 27, 2004, as modified by the Loan Modification Agreement dated June 25, 2004, and the Second Loan Modification Agreement dated December 30, 2005 (collectively, the “Loan Agreement”).

The Company has previously filed both the Note and the Loan Agreement with the SEC.

The principal changes made by the Loan Modification Documents to the Note and the Loan Agreement include the following:

•                  Maximum Available Advance Amount is $40 million and is no longer subject to limitations based on the Company’s minimum fixed charge coverage ratio, as defined in the Loan Agreement.

•                  The Prime Rate Applicable Margin has decreased and is now minus 0.75% to minus 1.25% based on the Company’s maximum leverage ratio, as defined in the Loan Agreement.

•                  The maturity date has been extended from February 27, 2007 to June 1, 2009.

•                  In conjunction with the Loan Modification Documents, the Company is obligated to pay a one-time fee of $30,000 and may be obligated to pay additional fees of up to $60,000 each on June 1, 2007 and June 1, 2008, depending upon the Maximum Available Advance Amount then in effect.

•                  The Company may reduce the Maximum Available Advance Amount or terminate the loan at any time.

ITEM 9.01             Financial Statements and Exhibits.

10.1                        Replacement Promissory Note.

10.2                        Third Loan Modification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.

Date: December 8, 2006	By:	/s/ Robert G. Hunter
Robert G. Hunter
Chief Financial Officer